 ABERDEEN STANDARD INVESTMENTS ETFs

(the “Trust”)

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

(the “Funds”)

Supplement dated June 3, 2021 to the Funds’ Statutory Prospectus and Statement of Additional Information, each dated May 1, 2021

The Board of Trustees of the Trust has approved a change in the investment objective and principal investment strategies of Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (the “Funds”), both series of the Trust. This change will take effect on or about August 3, 2021 (the “Effective Date”).

Beginning on the Effective Date, the Funds will no longer operate as actively managed funds. Each Fund’s investment objective and principal investment strategies will change to reflect that the Fund will employ a “passive management” investment approach designed to seek to track the performance of an underlying index. Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF will seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index Total ReturnSM and Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF will seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index 3 Month Forward Total ReturnSM.

A representative sampling strategy will be employed by each Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of constituent instruments that has a collective investment profile similar to that of the applicable index. The instruments selected for investment by a Fund are expected to have, in the aggregate, investment characteristics and liquidity measures similar to those of its underlying index.

Shareholders will receive an amended and restated Summary Prospectus for the Funds following the Effective Date.

Please retain this Supplement for future reference.